UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2007

                                PerkinElmer, Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Massachusetts           001-05075            04-2052042
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        (State or Other Juris-      (Commission          (IRS Employer
       diction of Incorporation)    File Number)       Identification No.)

         940 Winter Street, Waltham, Massachusetts           02451
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         (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (781) 663-6900

                                 Not applicable.
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On October 25, 2007, PerkinElmer, Inc. announced its financial results for the quarter ended September 30, 2007. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

         (d)      Exhibits

                  The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

                  99.1 Press Release entitled "PerkinElmer Announces Financial Results For The Third Quarter Of 2007", issued by PerkinElmer, Inc. on
October 25, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PERKINELMER, INC.

Date:  October 25, 2007             By: /s/ Jeffrey D. Capello

                                    Jeffrey D. Capello

                                    Senior Vice President and Chief Financial
                                    Officer
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

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1 Press release entitled "PerkinElmer Announces Financial Results For The Third Quarter Of 2007", issued by PerkinElmer, Inc. on October 25, 2007.